                                                                 EXHIBIT 10.1(b)

                                 ONDISPLAY, INC.

              AMENDMENT TO THIRD RESTATED INVESTOR RIGHTS AGREEMENT


     This Amendment Agreement amends that certain Third Restated Investor Rights Agreement by and among OnDisplay, Inc. (the "Company") and the investors listed on Schedule A attached hereto (the "Investors") (the "Rights Agreement") dated August 2, 1999.

     WHEREAS, the Company desires to change the definition of a Qualified IPO;
and

     WHEREAS, the Company believes that the change in definition is necessary in order to complete an initial public offering and the Investors' believe it is in their best interest to accommodate this change;

     NOW, THEREFORE, the Company and the Investors hereby agree to amend and restate Section 2.1 (g) of the Rights Agreement as follows:

     "(g) The term "Qualified IPO" shall mean the first underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (or any other federal agency at the time administering the securities
Act) under the Securities Act, covering the offer and sale of Common Stock to the public at an aggregate offering price (before deduction for underwriter commissions and expenses) of not less than Twenty Million Dollars ($20,000,000)."

     This Action may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.


Dated: September 9, 1999


COMPANY:                             ONDISPLAY, INC.

                                     By: /s/ MARK PINE
                                        ----------------------------------------
                                     Title: President

                                     Address: 12667 Alcosta Boulevard, Suite 300
                                              San Ramon, CA 95483


     Investors holding more than 60% of OnDisplay's preferred stock have signed this Amendment.